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                            FIRST EAGLE FUNDS, INC.

                            FIRST EAGLE GLOBAL FUND
                           FIRST EAGLE OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND
                             FIRST EAGLE GOLD FUND
                          FIRST EAGLE FUND OF AMERICA

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                       SUPPLEMENT DATED JANUARY 12, 2004
                        PROSPECTUS DATED MARCH 1, 2003
                           (AS AMENDED MAY 15, 2003)

Please read this Supplement carefully. It describes a number of matters relating to First Eagle Funds, Inc. (the 'Company').

      Proposed Reorganization of the Company as a Delaware Statutory Trust

The Company's Board of Directors has determined that it is in the best interests of the Company, each Fund and their shareholders to present to the shareholders a proposal to reorganize the Company as a Delaware statutory trust to be called the First Eagle Funds Trust. If the proposal is approved by the shareholders at their Special Shareholders' Meeting (scheduled for March 10, 2004), this reorganization is expected to be completed on or about March 30, 2004. (The Company currently conducts its operations as a Maryland corporation.)

        Proposed Changes to Certain Fundamental Investment Restrictions
                        (RELATES ONLY TO CERTAIN FUNDS.)

Modifications to several of the Company's 'fundamental' policies and restrictions (meaning those changeable only by a shareholder vote) will be considered at the Special Shareholders' Meeting scheduled for March 10, 2004. If approved, they are contemplated to become effective immediately thereafter.

Making Loans. Currently, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund may not purchase or sell loans or other direct debt instruments, including loan participations. The investment adviser believes these investments may present attractive opportunities, and shareholders are therefore being asked to permit investments in loans and other direct debt instruments for these Funds.

Investments in loans and other direct debt instruments carry risks, including:
(1) default or delayed repayment on the part of the borrower,




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(2) inadequacy of collateral securing the loan, (3) reduced liquidity when compared with investments in publicly-traded securities, (4) in the case of loan participations, risk of insolvency by the lending bank or other financial intermediary, and (5) no regulation under the federal securities laws and, therefore, less legal protections in the event of fraud or misrepresentation when compared with protections available to holders of securities.

Commodities and Commodity Contracts. Currently, Global Fund and the U.S. Value Fund may not purchase or sell precious metals such as gold or silver (which are considered 'commodities' under the federal commodities laws) or commodities contracts and options on such contracts. The investment adviser believes these investments may present attractive opportunities, and shareholders are therefore being asked to permit the Global Fund and the U.S. Value Fund to engage in direct precious metals investing (and to purchase and sell related commodities contracts and options on such contracts).

Investing in precious metals directly carries risks similar to those of investing in precious metal finance and operating companies, which are already described in the Company's Prospectus (under the heading 'Gold Risks -- Gold Fund'). There are also other risks, including (1) additional custody and transaction (i.e., brokerage) costs, (2) the absence of dividends or other current payments, (3) potentially negative tax consequences that require monitoring income derived from precious metals, and (4) in the case of futures contracts and similar 'derivative' instruments, special volatility and default risks.

Certificates of Deposit and Similar Instruments. If shareholders reclassify this investment restriction of the Global Fund and U.S. Value Fund as non-fundamental (as proposed), the Board of Directors would be able to modify it from time to time, with notice to shareholders of any change (but without incurring the significant expense of holding a special shareholders' meeting). No such modification is currently proposed or anticipated.

                                *    *    *    *

The information contained in this Supplement modifies the Company's Prospectus dated March 1, 2003 (as previously amended May 15, 2003). In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled 'Investment Objectives and Principal Investment Strategies', 'Related Investment Strategies' and 'Principal Investment Risks'.

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